Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2018
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the Year Ended December 31,
	2016	2017	2018
Numerator:	RMB in thousands, except share and per share data
Net loss	(911,496)	(183,750)	(565,021)
Accretions to Pre-IPO Preferred Shares redemption value	(161,933)	(258,554)	(64,605)
Deemed dividend in connection with repurchase of Pre-IPO Preferred Shares	(113,151)	(129,244)	—
Net loss attributable to noncontrolling interests	1,430	—	13,301
Net loss attributable to Bilibili Inc.’s shareholders for basic/dilutive net loss per share calculation	(1,185,150)	(571,548)	(616,325)
Denominator:
Weighted average number of ordinary shares outstanding, basic	58,038,570	69,938,570	233,047,703
Weighted average number of ordinary shares outstanding, diluted	58,038,570	69,938,570	233,047,703
Net loss per share, basic	(20.42)	(8.17)	(2.64)
Net loss per share, diluted	(20.42)	(8.17)	(2.64)